UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2026

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	MRSH	New York Stock Exchange
Indicate by check mark		Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 20, 2026, Marsh & McLennan Companies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters party thereto (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company €600 million aggregate principal amount of its 4.250% Senior Notes due 2032 and €600 million aggregate principal amount of its 4.625% Senior Notes due 2036 (collectively, the “Notes”).

The Notes were registered under the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-280979) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on July 24, 2024, and were offered by means of the Company’s prospectus dated July 24, 2024, as supplemented by the prospectus supplement dated October 20, 2026.

The Notes were issued on October 27, 2026, pursuant to the Indenture dated July 15, 2011, by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), filed as Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 and incorporated herein by reference, as supplemented by the Twenty-Second Supplemental Indenture (the “Supplemental Indenture”), dated as of October 27, 2026, by and between the Company and the Trustee. In connection with the closing of the offering of the Notes, the Company also entered into a Paying Agency Agreement (the “Paying Agency Agreement”), dated as of October 27, 2026, with The Bank of New York Mellon, London Branch, as paying agent.

The foregoing descriptions of the Underwriting Agreement, the Supplemental Indenture, the Notes and the Paying Agency Agreement are summaries and are qualified in their entirety by the Underwriting Agreement, the Supplemental Indenture, the forms of Notes and the Paying Agency Agreement, which are attached hereto as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively and incorporated herein by reference.

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 20, 2026, by and among Marsh & McLennan Companies, Inc. and Merrill Lynch International, Deutsche Bank AG, London Branch, Barclays Bank PLC and HSBC Bank plc, as representatives of the several underwriters named therein.

4.1	Twenty-Second Supplemental Indenture, dated October 27, 2026, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, as trustee.

4.2	Form of 4.250% Senior Notes due 2032 (included in Exhibit 4.1 above).

4.3	Form of 4.625% Senior Notes due 2036 (included in Exhibit 4.1 above).

4.4	Paying Agency Agreement, dated October 27, 2026, between Marsh & McLennan Companies, Inc. and The Bank of New York Mellon, London Branch, as paying agent.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 above).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Connor Kuratek
Name:	Connor Kuratek
Title:	Deputy General Counsel & Corporate Secretary

Date: October 27, 2026